China Security & Surveillance Technology, Inc.

Fourth-Quarter and Full-Year 2009 Earnings Conference Call
March 2, 2010

Safe Harbor Statement

This presentation includes certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning our expected financial performance and strategic and operational plans, our future operating results, our expectations regarding the market for surveillance and safety products, our expectations regarding the continued growth of the surveillance and safety market, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause our actual results to differ materially from those anticipated, expressed or implied in the forward-looking statements. These risks and uncertainties include, but not limited to, the factors mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2009, and other risks mentioned in our other reports filed with the Securities Exchange Commission, or SEC. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward- looking statements. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

Important Note Regarding Non-GAAP Disclosure

To simplify its presentation, and in recognition of the completed restructuring of convertible notes, starting third quarter 2009, CSST no longer presents Non-GAAP results and instead will present reported results accompanied by details on key factors impacting results.

2009 Key Highlights

- **Continued strong demand for CSST's products and services**
  - Established market leadership through integration of our competitive advantages
  - Strong momentum in installation business, encouraging growth in manufacturing and distribution businesses

- **Sequential gross margin improvement**
  - Meaningful sequential margin improvement throughout the year, particularly the fourth quarter
  - Cost control initiatives yielding positive results

- **Strong cash flow**
  - A solid, positive cash flow position in 2009, the best-ever annual totals for CSST

- **Strengthened balance sheet**
  - Restructuring of convertible notes with Citadel to improve capital structure, strengthen financial position, and lower overall cost of capital

4Q 2009 Revenues

Continued revenue growth in 4Q 2009


27.3%
$71.78
$92.74
$119.29
$143.54
$96.42
$141.92
$159.82
$182.71
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

(in millions of U.S. dollars)

4Q 2009 Gross Profit and Gross Margin

Gross profit growth and sequential gross margin improvement in 2009


43.8%
$22.26
$30.46
$32.01
$35.81
$25.03
$31.02
$35.34
$51.48
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

GM	31.0%	32.8%	26.8%	24.9%	26.0%	21.9%	22.1%	**28.2%**

(in millions of U.S. dollars)

4Q 2009 Business Segment Margin

Installation segment drives margin improvement

GM by segment	2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	2009
Installation	27.3%	25.8%	21.5%	21.6%	**30.9%**	25.2%
Manufacturing	32.8%	27.5%	27.8%	30.3%	**25.4%**	27.7%
Distribution	26.1%	23.6%	15.4%	12.5%	**9.9%**	13.7%
CSST	28.2%	26.0%	21.9%	22.1%	**28.2%**	24.6%

4Q 2009 Net Profit and Net Margin

Significant increase in net income and net profit


132.3%
$4.47
$7.73
$9.15
$11.22
$2.00
$6.50
$21.97
$26.06
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

	1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009
Diluted EPS	$0.11	$0.17	$0.20	$0.23	$0.04	$0.13	$0.41	**$0.38**
NM	6.2%	8.3%	7.7%	7.8%	2.1%	4.6%	13.8%	**14.3%**

(in millions of U.S. dollars, except for share and per share amounts)

CSST
Gateway to China Safety

FY 2009 Revenues

Growth across all business segments

Revenue increased 35.9% in 2009



$106.99
$240.19
$427.35
$580.87
2006
2007
2008
2009

Installation business as key revenue driver in 2009



Installation, 76.1%
Manufacturing, 15.1%
Distribution, 8.8%

	2008		2009		Growth
Installation	$ 311.59	72.9 %	$ 442.37	76.1 %	+42.0%
Manufacturing	$ 78.56	18.4 %	$ 87.55	15.1 %	+11.4%
Distribution	$ 37.20	8.7 %	$ 50.95	8.8 %	+37.0%
CSST	$427.35	100%	**$580.87**	100%	**+35.9%**

(in millions of U.S. dollars)

FY 2009 Revenue Mix

Robust growth in government sector

	FY 2008	FY 2009
Government	49%	**52%**
Corporate	51%	**48%**


49%
51%
52%
48%
Government
Corporate
FY 2008
FY 2009

FY 2009 Organic / Non-organic Revenues

Strong Organic Growth


More than 90% organic revenue contribution in 2009
$6.50
$100.50
94%
2006
$49.50
$190.70
79%
2007
$65.90
$361.50
85%
2008
$36.98
$543.89
94%
2009

- Strong execution of integration strategy
- Sustainable and healthy growth of organic business

(in millions of U.S. dollars)

FY 2009 Gross Profit and Margin

Healthy gross profit growth


+18.5%
$31.01
$69.54
$120.54
$142.87
2006
2007
2008
2009

GM	29.0%	28.9%	28.2%	**24.6%**

GM by segment	2008	2009
Installation	27.3%	25.2%
Manufacturing	32.8%	27.7%
Distribution	26.1%	13.7%
CSST	**28.2%**	**24.6%**

(in millions of U.S. dollars)

FY 2009 SG&A Expenses

Disciplined cost control measures

	2008		2009		Growth
Selling and marketing	$12.06	2.8%	$12.50	2.2%	+3.6%
General and admin.	$28.45	6.7%	$34.59	6.0%	+21.6%
Non-cash employee compensation	$13.84	3. 3%	$18.09	3.1%	+30.7%
Total SG&A	$54.35	12.7%	$65.18	11.2%	+19.9%

Proactively control SG&A expenses

(in millions of U.S. dollars)

FY 2009 Income from Ops and Income Tax

Healthy operating income growth


+14.8%
$25.34
$42.65
$57.46
$65.96
2006
2007
2008
2009

Operating margin	23.7%	17.8%	13.4%	11.3%
Income tax	14.5%	20.8%	14.6%	3.0%

Operating margin affected by gross margin

(in millions of U.S. dollars)

FY 2009 Earnings

Record earnings


60
50
40
30
20
10
0
1.2
1
0.8
0.6
0.4
0.2
0
$0.85
$0.91
$0.72
$1.01
$22.93
$35.32
$32.60
$56.58
+73.6%
2006
2007
2008
2009
Net income attributable to CSST
Diluted EPS

Net margin	21.4%	14.7%	7.6%	9.7%

(in millions of U.S. dollars, except for shares and per share amounts)

FY 2009 Non-cash Items

Significant reduction in non-cash expenses

	2008	2009
GAAP net income	**$32.57**	**$56.53**
Non-cash expenses:		
Depreciation and amortization	$9.49	$12.74
Non-cash employee compensation	$13.84	$18.09
Redemption accretion on convertible notes	$19.64	$14.85
Non-cash income:		
One-time gain on modification of convertible notes	--	($9.32)
Total non-cash items	**$42.97**	**$36.36**

	2008	2009
GAAP diluted EPS	**$0.72**	**$1.01**
Non-cash expenses:		
Depreciation and amortization	$0.21	$0.23
Non-cash employee compensation	$0.31	$0.32
Redemption accretion on convertible notes	$0.43	$0.26
Non-cash income:		
One-time gain on modification of convertible notes	--	($0.17)
Total non-cash items	**$0.95**	**$0.64**
Share count	**45.28M**	**56.17M**

(in millions of U.S. dollars, except for share and per share amounts)

FY 2009 Backlog

Significant increase in backlog

4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009
$88.54	$86.87	$74.25	$73.26	**$192.85**

(in millions of U.S. dollars)

- Backlog numbers do not include framework agreements and LOIs
- Government contracts remained strong
- Backlogs will be realized within the next one to two quarters

Selected Balance Sheet Items

Strengthened balance sheet

	September 30, 2009	December 31, 2009
Total debt	$181.66	$148.53
Debt ratio	26.1%	19.2%
AR	$227.16	$251.60
DSO	127 days	123 days
Inventory	$95.51	$70.14
Working Capital	$217.20	$304.15

(in millions of U.S. dollars)

Stronger capital structure

Proactive monitoring of inventory build-up

Controlled AR and working capital turns

FY 2009 Cash Position

Significantly improved cash flow, best-ever annual totals

	September 30, 2009	December 31, 2009
Cash Balance	$100.98	**$154.48**

Significantly improved operating cash flow

	FY 2008	FY 2009
Net cash from operating activities	**-$39.10**	**$52.60**
Net cash from investing activities	-$23.37	-$19.49
Net cash from financing activities	$13.54	$75.54

(in millions of U.S. dollars)

FY 2009 Corporate Development

Substantial growth in products and services, stronger financial position

- **Strong momentum in government contracts**
  - E-city project wins (selected)
    - Huayin City and Shangluo, both in Shaanxi Province
    - Together valued at approximately $394.7 million
- **Stronger financial position**
  - Total debt to Citadel in 2010 reduced from $230 million to $84 million through restructuring of convertible notes
    - Amortized pay-down over the next three years
    - Stronger capital structure and balance sheet, overall lower cost of capital
- **Continued acquisitions to propel long-term growth**
  - Security services
  - Fire security

2010 Outlook

Considerable opportunities in government sector and services business

- Continue to focus on sizable government contracts and ensure efficient project management
- Target the fast growing security service market segment in China
- Prudent cost control measures

Guidance	FY 2010
Revenue	$800 - $820
US GAAP EPS	$1.15 - $1.20

(in millions of U.S. dollars, except for share and per share amounts)

Thank you!